Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of World Trophy Outfitters, Inc. (the “Company”) on Form 10-QSB for the quarter ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Don Peay, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

a.	the Quarterly Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

b.	the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Don Peay

Don Peay, President and Chief Executive Officer

(Principal Executive Officer and Principal Financial Officer)

February 14, 2007